UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 11, 2005

EON LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31333	13-3653818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Marcus Avenue, Lake Success, New York, 11042
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (516) 478-9700

227-15 North Conduit Avenue, Laurelton, New York, 11413
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2005, Eon Labs, Inc. (the “Company”) entered into amended and restated employment agreements with Bernhard Hampl, Jeffrey S. Bauer, Pranab K. Bhattacharyya, Sadie M. Ciganek, William B. Eversgerd, David H. Gransee, and William F. Holt.  In each case the amended and restated employment agreement amends and supercedes a prior employment agreement between the Company and each executive by extending the term of employment for an additional three years from February 11, 2005 in the cases of Messrs. Hampl, Bauer, Eversgerd, Gransee and Holt and Ms. Ciganek, and for two years from February 11, 2005 in the case of Mr. Bhattacharyya.  The agreements were also amended with respect to the timing of certain severance payments in order to avoid application of Section 409A of the Internal Revenue Code of 1986, as amended.  The amended and restated employment agreements are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.6, 10.7 and 10.8.

Additionally, on February 11, 2005, the Company entered into employment agreements with Frank J. Della Fera, the Vice President of Sales and Marketing, Rathnam Kumar, the Vice President of Manufacturing and Shashank Upadhye, the Vice President and Intellectual Property Counsel.  The executives’ annual base salaries are $211,364, $176,400 and $215,000 respectively.  Each agreement has a three-year term commencing on February 11, 2005 and each executive is eligible for an annual cash bonus at the discretion of the Board of Directors of the Company.  Upon a termination of employment by the Company without cause prior to a change in control, each executive is entitled to (a) an amount equal to twelve (12) months salary (less any applicable withholding or similar taxes) at the rate in effect on the date of such termination, such amount to be payable in substantially equal monthly installments from the date of such termination through the date two months from end of the Company’s fiscal year following the year of such termination (the “Severance Term”); (b) an aggregate amount equal to one times the bonus payable or paid to the executive in respect of the completed fiscal year which has ended prior to the date of termination, payable in substantially equal monthly installments during the Severance Term; (c) a lump-sum payment equal to twelve (12) times the monthly cost of health continuation coverage for the executive and his dependents, as provided under COBRA and as determined on the date of termination, and (d) all options that would have vested in the twelve (12) months after such termination will immediately vest upon termination.  Upon a termination of employment by the Company without cause following a change in control, Mr. Della Fera and Mr. Kumar are entitled to (A) a lump-sum payment equal to two (2) times (x) current annual base salary and (y) the bonus received the year prior to such termination, (B) a lump-sum payment equal to twenty-four (24) times the monthly cost of health benefits, and (C) all outstanding options will immediately vest.  Upon a termination of employment by the Company without cause following a change in control, Mr. Upadhye is entitled to (X) a lump-sum payment equal to (m) his current annual base salary and (n) the bonus received the year prior to such termination, (Y) a lump-sum payment equal to twelve (12) times the monthly cost of health benefits, and (Z) all outstanding options will immediately vest.  All three agreements contain one year non-competition and non-solicitation provisions following a termination of employment.  Mr. Della Fera is also entitled to additional payments in the event that payments or benefits made or provided to Mr. Della Fera by the Company are subject to the tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended or any similar tax.  The employment agreements are attached as Exhibits 10.5, 10.9 and 10.10.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Bernhard Hampl.

Exhibit 10.2	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Jeffrey S. Bauer.

Exhibit 10.3	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Pranab K. Bhattacharyya.

Exhibit 10.4	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Sadie M. Ciganek.

Exhibit 10.5	Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Frank J. Della Fera.

Exhibit 10.6	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and William B. Eversgerd.

Exhibit 10.7	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and David H. Gransee.

Exhibit 10.8	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and William F. Holt.

Exhibit 10.9	Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Rathnam Kumar.

Exhibit 10.10	Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Shashank Upadhye.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2005	EON LABS, INC. (Registrant)

	By:	/s/ William F. Holt
	Name:	William F. Holt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Bernhard Hampl.

Exhibit 10.2	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Jeffrey S. Bauer.

Exhibit 10.3	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Pranab K. Bhattacharyya.

Exhibit 10.4	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Sadie M. Ciganek.

Exhibit 10.5	Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Frank J. Della Fera.

Exhibit 10.6	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and William B. Eversgerd.

Exhibit 10.7	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and David H. Gransee.

Exhibit 10.8	Amended and Restated Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and William F. Holt.

Exhibit 10.9	Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Rathnam Kumar.

Exhibit 10.10	Employment Agreement dated as of the 11th day of February 2005 by and between Eon Labs, Inc. and Shashank Upadhye.